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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Amendment No. 4 to Registration Statement on Form S-4.

                                              /s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP
February 10, 1998